Exhibit 17
[Proxy Card Front]

BlackRock Senior High Income Fund, Inc. (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the Fund, held of record by the undersigned on August 28, 2013 at the special meeting of stockholders of the Fund to be held on October 25, 2013 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Maryland law.  This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of stockholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(A) (Shares of Common Stock)

1.
The stockholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock Debt Strategies Fund, Inc. and the termination of the Fund’s registration under the Investment Company Act of 1940.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock Strategic Bond Trust (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on August 28, 2013 at the special meeting of shareholders of the Fund to be held on October 25, 2013 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(B) (Common Shares)

1.
The shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock Debt Strategies Fund, Inc. and the termination of the Fund’s registration under the Investment Company Act of 1940.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock Debt Strategies Fund, Inc. (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the Fund, held of record by the undersigned on August 28, 2013 at the special meeting of stockholders of the Fund to be held on October 25, 2013 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Maryland law.  This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of stockholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 2(A) – 2(B) (Shares of Common Stock)

2(A).
The stockholders of the Fund are being asked to approve the Agreement and Plan of Reorganization between BlackRock Senior High Income Fund, Inc. and the Fund and an amendment for the Fund’s Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of the Fund in connection therewith.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2(B).
The stockholders of the Fund are being asked to approve the Agreement and Plan of Reorganization between BlackRock Strategic Bond Trust and the Fund and an amendment for the Fund’s Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional common shares of the Fund in connection therewith.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.